ESCROW AGREEMENT

This Escrow Agreement (“Agreement”) is effective as of the Effective Date (as defined herein), by and among, U.S. PRECIOUS METALS, INC., a Delaware corporation ("USPR"), 179 Route 9 North, Suite 306, Marlboro, New Jersey 07728 and RESOURCE TECHNOLOGY CORPORATION, a Florida corporation ("Seller"), 175 SW 7th Street, Suite 2210, Miami, Florida 33130 (“RTC”) and the SHAREHOLDERS of RTC (the “RTC Shareholders”) and Daniel H. Luciano, Attorney at Law, whose address is 242A W. Valley Brook Road, Califon, New Jersey 07830 (the “Escrow Agent”).

WITNESSETH

WHEREAS, reference is hereby made to that certain Stock Exchange Agreement dated of even date herewith by and among U.S. PRECIOUS METALS, INC., a Delaware corporation ("USPR"), 179 Route 9 North, Suite 306, Marlboro, New Jersey 07728 and RESOURCE TECHNOLOGY CORPORATION, a Florida corporation ("Seller"), 175 SW 7th Street, Suite 2210, Miami, Florida 33130 (“RTC”) and the SHAREHOLDERS of RTC (the “RTC Shareholders”) (“Share Exchange Agreement”),

WHEREAS, the Escrow Agent is an attorney at law admitted to the Bar in New Jersey, has acted as counsel to Buyers in connection with the transactions contemplated herein, and will act as a fiduciary with respect to the escrow arrangement set forth herein,

WHEREAS, pursuant to the Share Exchange Agreement, the RTC Shareholders and USPR will deposit the Escrow Instruments (as defined herein) with the Escrow Agent will be held pursuant to the terms and conditions herein,

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereto agree as follows:

SECTION I

PROPOSED TRANSACTION GENERALLY, APPOINTMENT OF

ESCROW AGENT, TERM OF ESCROW AGREEMENT,

AND ADDITION UNDERTAKINGS.

1.01. Proposed Transaction-Generally. Subject to Section 4.01(b) of the Share Exchange Agreement, USPR will deliver Exchange Shares (as defined therein) to the Escrow Agent and the RTC Shareholders will deliver the RTC Shares (as defined therein) to the Escrow Agent.

1.02. Appointment of Escrow Agent. USPR and the RTC Shareholders hereby appoint Daniel H. Luciano, Esq. to serve as Escrow Agent under this Agreement on the terms and conditions set forth herein. The Escrow Agent hereby accepts such appointment and

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agrees to perform its duties and obligations set forth herein. It understood that the Escrow Agent has acted as counsel to USPR with respect to the Share Exchange Agreement, and hereby waive any claims against the Escrow Agent with respect to such representation. In the event of a conflict between the terms and conditions herein and the terms and conditions of the Share Exchange Agreement, the terms and conditions herein will prevail at the point of conflict.

1.03. Term of Escrow Agreement. This agreement shall be effective from the date hereof and shall remain in force and effect until terminated herein.

1.04. Appointment of Designee. The RTC Shareholders hereby nominate and appoint Constance Boyd, Secretary/Treasurer to send all notices and receive all information and notices from the Escrow Agent on behalf of the other RTC Shareholders. The Escrow Agent will be entitled to rely upon the foregoing.

1.05. Additional Undertakings. Concurrent with the execution hereof and from time to time thereafter, the parties hereto shall execute such additional instruments and take such additional action as such other party(ies) make reasonably request in order to effectuate the purpose and intent of this Agreement.

SECTION II

DELIVERY OF ESCROW INSTRUMENTS

2.01. Delivery of Escrow Instruments. The RTC Shareholders and USPR will deliver to the Escrow Agent the following respective considerations:

(a). RTC Shareholders Deliveries.

(i) On or before the Closing Date (as set forth in the Stock Exchange Agreement, each RTC Shareholder will deliver to the Escrow Agent one or more stock certificates representing shares of common stock, $0.00001 par value, of Resource Technology Corporation, a Florida corporation (“RTC”), as set forth on Schedule 2.01(a) (“RTC Common Stock”), along with a duly executed stock power in favor of USPR (“RTC Stock Powers”).

(b). Seller Deliveries.

On or before the Closing Date (as set forth in the Stock Exchange Agreement), USPR will deliver to the Escrow Agent stock certificates totaling 300,000,000 shares of common stock, $0.00001 par value, of USPR in name of the RTC Shareholders as set forth in Schedule 2.01(b) (“USPR Common Stock”).

(collectively, the RTC Common Stock, RTC Stock Powers, and the USPR Common Stock are referred to herein as the “Escrow Instruments”).

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2.03. Notice to Other Party. Upon receipt of the Escrow Instruments, the Escrow Agent will notify the non-sending party of the receipt of such instruments, and provide pdf copies of such instruments via email to the non-sending party.

SECTION III

RELEASE OF ESCROW INSTRUMENTS

3.01. Release of Escrow Instruments - Joint Written Instructions.

If the Escrow Agent receives, at any time, joint written instructions from both the RTC Shareholders and USPR regarding the release of the Escrow Instruments, the Escrow Agent will promptly release the Escrow Instruments as requested in the joint written instructions and this Agreement will automatically terminate.

3.02. Release of Escrow Instruments – Instructions from One Party.

If while the Escrow Agent is in receipt of the Escrow Instrument(s) from one party and not the other party, and the Escrow Agent receives written instructions from the sending party requesting the return of the Escrow Instruments, then the Escrow Agent will promptly return the Escrow Instruments to the sending party, and this Agreement will automatically terminate.

3.03. Release of Escrow Instruments – Failure to Close.

If on or prior to June 1, 2014, the Escrow Agent does not receive joint written instructions from both the RTC Shareholders and USPR regarding the release of the Escrow Instruments, RTC Shareholders and USPR agree to submit the matter to binding arbitration as provided in Section 7. The Escrow Agent shall maintain the Escrow Instruments until it receives (i) joint written instructions from both the RTC Shareholders and USPR regarding the release of the Escrow Instruments or (ii) written instructions form the arbitrator(s) regarding the release of the Escrow Instruments.

3.04. Refrain by Escrow Agent. Notwithstanding anything contained herein to the contrary, if there is confusion or doubt as to what action the Escrow Agent should take, the Escrow Agent shall refrain from taking any action required to be taken under any the Agreement until such written approval or instructions are received by the Escrow Agent from such party or parties deemed necessary by the Escrow Agent. In so refraining, the Escrow Agent shall be fully protected from any liability arising out of its inaction.

SECTION IV

DUTIES AND LIABILITIES OF ESCROW AGENT

The Escrow Agent shall have no duty or obligation hereunder other than to take such specific actions as are required of it from time to time by the provisions of this Agreement and it shall incur no liability hereunder or in connection herewith for anything whatsoever other than any liability resulting from its own gross negligence or willful

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misconduct or unlawful acts or omissions. The only duties and responsibilities of the Escrow Agent shall be the duties and obligations specifically set forth in this Agreement. In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely upon any document, instrument or signature reasonably believed by it to be genuine and purportedly signed by either or both of the other parties or their respective successors or assigns. The Escrow Agent may assume that any person purporting to give any notice or instructions in accordance with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be bound (and the Escrow Agent’s agents rights and obligations under this Agreement shall in no manner be affected) by any modification, cancellation or rescission of this Agreement unless in writing and signed by it, Buyers, and Seller, and each hereby irrevocably releases the Escrow Agent from any act now or hereafter done or omitted to be done by the Escrow Agent in good faith in the performance of its duties hereunder except any act of gross negligence or willful misconduct.

SECTION V

INDEMNIFICATION OF ESCROW AGENT, AND COSTS OF ESCROW AGENT

5.01. Each of RTC Shareholders and USPR, jointly and severally, hereby indemnify, reimburse, hold harmless and defend the Escrow Agent from and against any and all losses, claims, liabilities, and reasonable expenses, including the reasonable fees of its counsel which it may suffer or incur in connection with the performance of its duties and obligations under this Agreement and including any action taken under Section 18 hereof, except for those losses, claims, liabilities and expenses resulting solely and directly from its own gross negligence, willful misconduct, or unlawful act or omission. The Escrow Agent may seek the advice of counsel at any time and RTC Shareholders and USPR, jointly and severally, agree to pay for and/or reimburse the Escrow Agent for such reasonable attorney fees.

5.02. The Escrow Agent will provide the RTC Shareholders and USPR with a statement detailing any costs and expenses incurred or to be incurred in connection with its performance of the Agreement and such amount will be due and payable to the Escrow Agent immediately upon, but not later than seven (7) days from, receipt of such statement. Interest will accrue at the rate of 10% per annum from the due date for any amount advanced by the Escrow Agent.

5.03. The Escrow Agent is not required to advance or pay for any out of pocket costs or expenses in connection with its performance of this Agreement, and may refrain from taking any action until such costs or expenses are paid for by the RTC Shareholders and/or USPR.

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SECTION VI

RESIGNATION OR REMOVAL OF ESCROW AGENT

The Escrow Agent may resign at any time by giving the RTC Shareholders and USPR three (3) days prior written notice of such intention. RTC Shareholders and USPR may remove the Escrow Agent, as such, by giving the Escrow Agent three (3) days prior written notice of such removal. Upon the effective date of its resignation or removal, the Escrow Agent will deliver the Escrow Instruments held hereunder only to such successor escrow agent directed by the written instructions of the other parties. After the effective date of its resignation or removal, the Escrow Agent shall have no duty with respect to the Escrow Instruments except to hold such property in safekeeping and to deliver same to its successor or as directed in writing by the other parties.

SECTION VII

ARBITRATION

As provided in Section 3.03, if on or prior to June 1, 2014, the Escrow Agent does not receive joint written instructions from both the RTC Shareholders and USPR regarding the release of the Escrow Instruments, RTC Shareholders and USPR agree to submit the matter to arbitration as provided herein. Any arbitration regarding this matter will be binding on the parties and conducted in the State of New Jersey or another location mutually agreeable to the parties and the Escrow Agent. The arbitration shall be conducted on a confidential basis pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Any decision or award as a result of any such arbitration proceeding shall be in writing and shall provide an explanation for all conclusions of law and fact and shall include the assessment of costs, expenses, and reasonable attorneys' fees. Any such arbitration shall be conducted by an arbitrator experienced in matters of this nature and shall include a written record of the arbitration hearing. The parties reserve the right to object to any individual who shall be employed by or affiliated with a competing organization or entity. An award of arbitration may be confirmed in a court of competent jurisdiction

SECTION VIII

INTENDED BENEFICIARIES; SUCCESSORS

No persons or entities other than the parties herein are intended beneficiaries of this Agreement, and only the parties herein (including the Escrow Agent) shall be entitled to enforce the terms of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the undersigned parties hereto and their respective successors.

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SECTION IX

GOVERNING LAW

This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey.

SECTION X

JURISDICTION AND VENUE

Except as provided in Section 7, each of the parties hereto irrevocably consents to the exclusive jurisdiction of the courts of the State of New Jersey and the United States District Court located within the State of New Jersey for any and all actions arising out of or relating to the respective rights or obligations of the parties hereto under this Agreement. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID OR BY DELIVERY BY AN INTERNATIONAL CARRIER, TO THE ADDRESS REFLECTED HEREIN (SECTION 11 HEREIN) ON THE FIRST PAGE OF THIS AGREEMENT.

SECTION XI

NOTICES

Except as otherwise provided herein, any notice, request, demand or other communication permitted or required to be given under this Agreement shall be in writing, shall be sent by one of the following means to the addressee at the address set forth below (or at such other address as shall be designated hereunder by notice to the other addressees and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to be given: on the second business day following the day timely deposited with FedEx (or other equivalent international overnight courier); by facsimile at the respective facsimile numbers indicated below (with transmission confirmation) or by email at the respective email addresses set forth below.

To USPR at;

176 Route 9 North

Suite 306

Marlboro, New Jersey 07728

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To RTC at;

175 SW 7th Street

Suite 2210

Miami, FL 33130

To the Escrow Agent;

Daniel H. Luciano, Esq.

242A W. Valley Brook Road

Califon, New Jersey 07830

(847) 556-1456 - facsimile

dhluciano@embarqmail.com - email

If any of the above parties change its address for notices required by the Escrow Agreement, that entity shall immediately notify the other parties of that change. Written notice required by this Escrow Agreement shall be deemed sufficient and adequate if sent to the last known address of RTC Shareholders and USPR or Escrow Agent.

SECTION XII

SEVERABILITY

If any provision of this Escrow Agreement shall under any circumstances be deemed invalid or inoperative, this Agreement shall be construed with the invalid or inoperative provisions deleted and the rights and obligations of the parties shall be construed and enforced accordingly.

SECTION XIII

AMENDMENTS

This Agreement may be amended only by written instrument executed by the parties hereto.

SECTION XIV

COUNTERPARTS

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery by facsimile of a signed counterpart shall be deemed delivery for purposes of acknowledging acceptance hereof.

SECTION XV

CAPTIONS

The captions herein are included for convenience of reference only and shall be ignored in the construction and interpretation hereof.

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SECTION XVI

CONDITIONS TO EFFECTIVENESS AND DEFINITIONS

This Escrow Agreement shall become effective when signed by USPR, RTC Shareholders and Escrow Agent. Effective Date shall mean the date when all of the foregoing parties have executed this Agreement.

SECTION XVII

RESOLUTION OF DISPUTES

In the event of any disagreement resulting in adverse claims or demands being made in connection with the subject matter of this Agreement, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person or entity for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refrain from acting until (i) the rights of all parties have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The undersigned parties agree that service of process by certified or registered mail, return receipt requested, to the respective addresses set forth in Section 11 shall constitute adequate service. RTC Shareholders and USPR agree that upon final adjudication on such petition or interpleader action, the Escrow Agent, its servants, agents, directors, employees or officers, except as otherwise stated herein, will be relieved of further liability.

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US Precious Metals, Inc.

USPR

_____________________ Date:_______________

Gennaro Pane

Chairman

RESOURCE TECHNOLOGY CORPORATION

RTC

_____________________ Date: _______________

Constance Boyd

Secretary/Treasurer

RTC SHAREHOLDERS

_____________________________ Date: _______________

Wolz International, LLC

By: Gennaro Pane-Member

_____________________________ Date: _______________

Titan Productions, LP

By: Constance Boyd-General Partner

_____________________________ Date: _______________

Mercury6, LP

By: Chad Altieri, General Partner

ESCROW AGENT

__________________ Date: 5/14/2013

Daniel H. Luciano

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Schedule 2.01(a)

RTC Common Stock

Entity Number of Shares of RTC Common Stock

Wolz International LLC 150,000,000 shares of common stock

Titan Productions, Ltd. 75,000,000 shares of common stock

Mercury6, LP 75,000,000 shares of common stock

Schedule 2.01(b)

USPR Common Stock

Entity Number of Shares of USPR Common Stock

Wolz International LLC 150,000,000 shares of common stock

Titan Productions, Ltd. 75,000,000 shares of common stock

Mercury6, LP 75,000,000 shares of common stock